SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2006

                              CASE FINANCIAL, INC.
                              --------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)

                                     0-27757
                                     -------
                            (Commission File Number)

                                   33-0529299
                                   ----------
                        (IRS Employer Identification No.)

               5950 LA PLACE COURT SUITE # 155, CARLSBAD CA 92008
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  760 804 1449
                                  ------------
               Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 8.01 Other Events

On March 31, 2006 Case Financial Inc. ("the Company") reached a settlement agreement with the Canadian Commercial Workers Industry Pension Plan ("CCWIPP") and several of its subsidiaries.

This settlement agreement resolves and dismisses the litigation commenced by the Company in the Federal District Court of Miami, Florida regarding the South Ocean property in New Providence, Bahamas. This agreement also establishes a mechanism for the collection of advances made by the Company on behalf of either party.

The key terms to this agreement are:

o The Company and CCWIPP shall form an Operating Committee to oversee the collection of receivables due from advances made through the Company by both parties. This Operating Committee would be given the sole right and power to pursue collection on behalf of and for the benefit of both parties.

o The net proceeds of moneys collected by the Operating Committee or moneys received from the derivative lawsuit filed against former officers and directors of the Company would be divided between the parties, 60% of the net proceeds due to CCWIPP and 40% of the net proceeds due to the Company. Once CCWIPP has recovered $4,000,000, this division would reverse with 60% of the net proceeds due to the Company and 40% of the net proceeds due to CCWIPP. This derivative lawsuit was discussed in the Company's 8K filed on March 31, 2005.

o The cancellation of $2,500,000 in notes plus all accrued interest owed to CCWIPP by the Company.

o The dismissal of the lawsuit filed by the Company against CCWIPP. This lawsuit was discussed in the Company's 8K filed on November 29, 2005.

o The return of 1,000,000 shares of the Company's common stock to the Company treasury and the cancellation of 3,000,000 warrants to purchase the Company's common stock at an exercise price of $.50 that had been issued to CCWIPP.

o The issuance of new warrants to CCWIPP to purchase up to 1,500,000 shares of the Company's common stock at an exercise price of $.25. These warrants expire on December 31, 2008.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Case Financial, Inc. Registrant
                                        Date: April 3, 2006


                                        By: /s/ Michael Schaffer
                                           -------------------------------------
                                                Michael Schaffer
                                                Chief Executive Officer